February 7, 2025
Pioneer Balanced ESG Fund
Supplement to the Summary Prospectus dated December 1, 2024
Fund summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Howard Weiss (equity securities), Senior Vice
President and Director of Multi-Asset Solutions,
US of Amundi US (portfolio manager of the fund
since June 2022); Fergal Jackson (equity
securities), Vice President of Amundi US
(portfolio manager of the fund since June
2022); Brad Komenda (fixed income
securities), Managing Director and Director of
Investment Grade Corporates of Amundi US
(portfolio manager of the fund since 2016); and
Tyler Patla (fixed income securities), Senior
Vice President of Amundi US (portfolio manager
of the fund since February 2025).

34128-00-0225
©2025 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC